SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant                                       [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material pursuant to Rule 14a-12

                            Advance Financial Bancorp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

     (5)  Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
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     (2)  Form, Schedule or Registration Statement No.:
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     (3)  Filing Party:
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     (4)  Date Filed:
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

                     [Advance Financial Bancorp Letterhead]




September 28, 2000

Dear Stockholder:

         On behalf of the Board of Directors and management of Advance Financial Bancorp (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on October 24, 2000, at 9:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., certified public accountants, will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending June 30, 2001. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                           Sincerely,


                                           /s/Stephen M. Gagliardi
                                           -------------------------------------
                                           Stephen M. Gagliardi
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2000
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Advance Financial Bancorp (the "Company"), will be held at the bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on October 24, 2000, at 9:00 a.m. for the following purposes:

1.   To elect three directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending June 30, 2001;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on August 31, 2000 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended June 30, 2000 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/Florence K. McAlpine
                                       -----------------------------------------
                                       Florence K. McAlpine
                                       Corporate Secretary
Wellsburg, West Virginia
September 28, 2000


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advance Financial Bancorp (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on October 24, 2000, at 9:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 28, 2000.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (Florence K. McAlpine at 1015 Commerce Street, Wellsburg, West Virginia 26070) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on August 31, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 932,285 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The Certificate of Incorporation of the Company (the "Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification;
(ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                               Percent of Shares of
                                         Amount and Nature of       Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership      Outstanding (%)
------------------------------------     --------------------  ------------------
Advance Financial Savings Bank
Employee Stock Ownership Plan ("ESOP")
1015 Commerce Street
Wellsburg, West Virginia 26070 (1)                85,700                   9.2%

Jeffrey L. Gendell
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166                          86,000                   9.2%

SOAM Holdings LLC
Sandler O'Neill Asset Management LLC
Malta Partners L.P.
Malta Partners II, L.P.
Malta Hedge Fund L.P.
Malta Hedge Fund II, L.P.
Mr. Terry Maltese
712 Fifth Avenue, 22nd Floor
New York, New York 10019 (3)                      93,000                   9.9%

All directors and officers of the Company
as a group (11 persons) (4)                      165,641                  16.9%

---------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The board of directors of the bank has appointed a committee consisting of non-employee directors Chesson, Johnson, Murphy, Sperlazza, Watson, and Young to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 29,196 shares have been allocated under the ESOP to participant accounts.
(2) The information as to Jeffrey L. Gendell, Tontine Financial Partners, L.P., and Tontine Management, L.L.C., (collectively, the "Reporting Persons"), is derived from a Schedule 13G, dated February 17, 2000, which states that the Reporting Persons, through certain of its affiliates, had shared voting power and shared dispositive power with regard to 86,000 shares.
(3) The information as to SOAM Holdings LLC ("SOAM"), Sandler O'Neill Asset Management ("Sandler"), Malta Partners, L.P. ("MPLP"), Malta Partners II, L.P. ("MPIILP"), Malta Hedge Fund, L.P. ("MHFLP"), Malta Hedge Fund II, L.P. ("MHFIILP"), and Terry Maltese ("Maltese") is derived from an amended schedule 13D dated December 22, 1998, which states that as of December 11, 1998, SOAM, Sandler,

(footnotes continued on next page)

     MPLP, MPIILP, MHFLP, MHFIILP, and Maltese had shared voting and shared dispositive power with respect to 93,000 shares, 93,000 shares, 39,700 shares, 13,800 shares, 22,900 shares, 16,600 shares and 93,000 shares, respectively. The amended 13D also states that Holdings by reason of its position as general partner of MPLP, MPIILP, MHFLP, and MHFIILP, may be deemed to own the shares beneficially owned by the respective partnerships.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 48,791 shares of Common Stock that may be purchased under the Company's 1998 stock option plan ("Stock Option Plan") within 60 days of the Record Date. Excludes 75,844 shares held by the ESOP (85,700 shares minus 9,856 shares allocated to executive officers) and also excludes 22,631 shares previously awarded but presently subject to forfeiture held by the bank's restricted stock plan ("RSP") over which certain directors, as trustees to the ESOP and the RSP, respectively, exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares. See Proposal 1 - Election of Directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934 , as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of Advance Financial Savings Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         William B. Chesson, Stephen M. Gagliardi, and James R. Murphy have been nominated by the Board of Directors to serve as a directors. Messrs. Chesson, Gagliardi and Murphy are currently members of the Board and have been nominated for three-year terms to expire in 2003.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should Messrs. Chesson, Gagliardi and Murphy withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of

Director of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is set forth under the caption "Principal Holders".

                                                                                        Shares of
                                                                                       Common Stock
                                                                          Current      Beneficially
                                                        Year First         Term        Owned as of    Percent
                                                        Elected or          to          August 31,     Owned
Name and Title                            Age(1)       Appointed(2)       Expire          2000(3)       (%)
--------------                            ------       ------------       -------     --------------  --------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003

William B. Chesson                          64             1997            2000            9,761(4)    1.0
Director

Stephen M. Gagliardi                        52             1983            2000           37,920       4.0
President, Chief Executive Officer
  and Director

James R. Murphy                             77             1962            2000           23,461(4)    2.5
Director

DIRECTORS CONTINUING IN OFFICE

George H. Johnson                           78             1977            2002           13,261(4)    1.4
Director

John R. Sperlazza                           62             1973            2002           21,767(4)    2.3
Director

William E. Watson                           64             1991            2001           21,261(4)    2.3
Director

Frank Gary Young                            62             1975            2001           13,761(4)    1.5
Director

------------------
(1)  At June 30, 2000.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: William B. Chesson 4,743, Stephen M. Gagliardi 20,333, James
     R. Murphy 4,743, George H. Johnson 4,743, John R. Sperlazza 4,743,  William
     E. Watson 4,743, and Frank Gary Young 4,743. See "Director and Executive Officer Compensation - Director Compensation."
(4) Excludes 85,700 shares and 22,631 shares of Common Stock held under the ESOP and RSP, respectively, for which such individual serves as a member of the ESOP Committee, ESOP Trust and the RSP trust. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

                          Age as of
Name                    June 30, 2000      Positions Held With the Company
----                    -------------      -------------------------------
Stephen M. Gagliardi          52           President, Chief Executive Officer and Director
Steven D. Martino             45           Vice President
Stephen M. Magnone            38           Treasurer
Marc A. DeSantis              38           Vice President of Investor Relations
Florence K. McAlpine          53           Corporate Secretary

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank (except Mr. Chesson) in December 1996 became directors of the Company at that time. Executive officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         William B. Chesson has been a director of the Bank and the Company since March 1, 1997. Since 1995, Mr. Chesson has been the President of the Jefferson County Chamber of Commerce in Steubenville, Ohio and is currently a member of the Board of Trustees of Jefferson Community College and the Board of Advisors of Franciscan University also in Steubenville. Prior to 1995, Mr. Chesson was the general manager of the radio station WSTV-WRKY in Steubenville.

         Stephen M. Gagliardi is the President and Chief Executive Officer of the Bank and has served in these capacities with the Company since its formation. Mr. Gagliardi has been a director of the Bank since 1983. He is the past Director of the West Virginia Appraiser Licensing and Certification Board and past President of the Brooke County Rotary and the Brooke County United Way. Mr. Gagliardi is Trustee and Treasurer of the Christ Episcopal Church of Wellsburg.

         James R. Murphy has been a director of the Bank since 1962 and a director of the Company since its formation. Mr. Murphy is a majority stockholder of Murphy Consolidated Industries. Mr. Murphy has been employed with this building contractor for 50 years.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         George H. Johnson has been a director of the Bank since 1977 and a director of the Company since its formation. Mr. Johnson is a retired employee of Koppers Co., Inc., a coal, tar and chemicals company. Mr. Johnson is also a director of Municipal Mutual of West Virginia.

         John R. Sperlazza has been a director of the Bank since 1973 and a director of the Company since its formation. Mr. Sperlazza is retired and was a co-owner of trucking, mining and coal companies.

         William E. Watson has been a director of the Bank since 1991 and a director of the Company since its formation. Mr. Watson is an attorney in Wellsburg, West Virginia and has practiced law since 1961. Mr. Watson serves as counsel for the Bank. Mr. Watson is the Chancellor (General Counsel) of the West Virginia Conference United Methodist Church, Chairman of the Board of Trustees of West Virginia Wesleyan College and Chairman of the Administrative Board of Wellsburg United Methodist Church.

         Frank Gary Young has been a director of the Bank since 1975 and a director of the Company since its formation. Mr. Young is the Park director of the Brooke Hills Park in Wellsburg, West Virginia and is also a member of the board of directors of Healthways Inc. He is the former Sheriff of Brooke County and prior to 1980, was the owner of Young's Market.

Executive Officers Who Are Not Directors:

         Steven D. Martino has been an employee of the Bank since 1982 and has served as Senior Vice President and Chief Operating Officer of the Bank since July 1996. Mr. Martino has served as Vice President of the Company since its formation in 1996. He is the past President of the Wellsburg Chamber of Commerce, a member of the board of directors of the Brooke County United Way, and a member of the advisory board of the West Liberty State College School of Business. Mr. Martino is also a real estate appraiser licensed by the State of West Virginia.

         Stephen M. Magnone has been Treasurer of the Company and Vice President and Chief Financial Officer of the Bank since September 1998. Prior to his arrival, he was employed by S.R. Snodgrass, A.C., CPA's for 12 years and prior to his departure from the firm he held the position of Vice President. Mr. Magnone currently serves on the corporate board of the Weirton Medical Center, Inc. and also as a member of the medical center's finance committee. He is a past president of the Weirton Rotary Club and has served on numerous committees of the Weirton Area Chamber of Commerce. Mr. Magnone has been a CPA since 1986 and holds active memberships in the American Institute of Certified Public Accountants and the West Virginia Society of CPAs.

         Marc A. DeSantis has been an employee of the Bank since 1990 and has recently been promoted to Senior Vice President in charge of the Bank's newly created Business Division. Previously, Mr. DeSantis served as the Vice President of Branch Administration. Mr. DeSantis has served as Vice President of Investor Relations since the formation of the Company in 1996. Mr. DeSantis is on the board of directors of the Family Service Association of Steubenville and is also a member of the Jefferson County Chamber of Commerce, where he serves as an ambassador.

         Florence K. McAlpine has been an employee of the Bank since 1982 and has served as Assistant Vice President of Operations of the Bank since 1998. Ms. McAlpine has been Corporate Secretary of the Company since its formation in 1996.

Meetings and Committees of the Board of Directors

          During the fiscal year ended June 30, 2000, the Board of Directors held a total of 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of June 30, 2000, the Company had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2000 fiscal year.

         The Compensation and Benefits Committee is comprised of directors Chesson, Johnson, Murphy, and Watson. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met once during the 2000 fiscal year.

         The Audit Committee is comprised of directors Chesson, Johnson, Young and Watson. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the small business issuer rules of the Nasdaq Stock Market. The Audit Committee is a standing committee and responsible for developing and maintaining the Company's audit program. The Committee also meets with the Company's outside accountants to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 2000 fiscal year. In addition to one regularly scheduled meeting annually, the Audit committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company.

         The Board of Directors has reviewed, assessed the adequacy of and approved a formal written charter for the Audit Committee. The full text of the Charter of the Audit Committee appears as an appendix to this Proxy Statement.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended June 30, 2000, members of the Board of Directors received a monthly retainer of $700 and a meeting fee of $200, per meeting attended. Board members receive $75 for attendance at each committee meeting. For the fiscal year ended June 30, 2000, total fees paid by the Bank to Directors were $93,875.

         Under the Company's 1998 Stock Option Plan, each non-employee director was granted options to acquire 6,325 shares of Common Stock and Mr. Gagliardi was granted options to acquire 27,111 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the date of grant. The options granted to all directors are exercisable at the rate of 25% commencing on January 20, 1998.

         Under the Restricted Stock Plan ("RSP"), each non-employee director was awarded 2,530 shares of Common Stock and Mr. Gagliardi was awarded 10,844 shares of Common Stock. All directors will earn shares awarded to them at the rate of 20% per year commencing on January 20, 1998. In accordance with the RSP, dividends are paid on shares awarded or held in the RSP.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                                         Long-Term Compensation
                                             Annual Compensation                                 Awards
                         ---------------------------------------------------------  --------------------------------
                                                                                      Restricted      Securities
Name and                  Fiscal                                  Other Annual          Stock         Underlying        All Other
Principal Position         Year     Salary ($)    Bonus ($)    Compensation ($)(1)  Award(s)($)(2)  Options/(#)(3)   Compensation($)
-------------------       ------    ----------    ---------    -------------------  --------------  --------------   ---------------
Stephen M. Gagliardi       2000         111,382     7,316            14,762               --              --              15,129(4)
  President and Chief      1999         108,398     7,137            13,890               --              --              18,705
  Executive Officer        1998         100,476     8,149            14,839            203,325          27,111            18,075


----------------------------
(1)  For 2000, 1999, and 1998, consisted of directors fees of $12,200,  $11,500, and $10,800, respectively, and an automobile allowance of $2,562, $2,390, and $4,039, respectively.
(2) Represents the award of 10,844 shares of Common Stock under the RSP as of January 20, 1998 on which date the market price of such stock was $18.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on January 20, 1998. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non- forfeitable. As of June 30, 2000, 4,338 shares remained unvested. Based upon a market price of $10.63 per share, such unvested shares had an aggregate value of $46,113.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 25% per year commencing on January 20, 1998. The exercise price equals the market value of the Common Stock on the date of grant of $18.75. See "-- Stock Awards."
(4) At June 30, 2000, consists of a contribution of $213 for term life insurance, a matching contribution of $3,556 to the 401(k) plan, and 1,136 shares of stock allocated under the ESOP at a cost of $10 per share (with an aggregate market value of $12,076.)

         Employment Agreement. The Bank entered into an employment agreement with Stephen M. Gagliardi, President and Chief Executive Officer of the Bank (the "Agreement"). The Agreement has a three year term. Under the Agreement, Mr. Gagliardi's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Gagliardi without just cause, Mr. Gagliardi will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the

Agreement, Mr. Gagliardi will be paid in a lump sum an amount equal to 2.99 times his five year average taxable compensation. In the event of a change in control at June 30, 2000, Mr. Gagliardi would have been entitled to a lump sum payment of approximately $349,968.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 1998 to Mr. Gagliardi and held by him as of June 30, 2000. The Company has not granted to Mr. Gagliardi any stock appreciation rights ("SARs").



                      Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                      ---------------------------------------------------------------------------------

                                                                     Number of Securities          Value of Unexercised
                             Shares                                 Underlying Unexercised       In-The-Money Options/SARs
                          Acquired on                             Options/SARs at FY-End (#)           at FY-End ($)
Name                      Exercise (#)    Value Realized($)(1)     Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                     --------------   --------------------     -------------------------   ----------------------------
Stephen M. Gagliardi           --                  --                  20,333 / 6,778                   $ 0 / $0

-----------------------
(1) Based upon an exercise price of $18.75 per share and estimated price of $10.63 at June 30, 2000.


--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         S.R. Snodgrass, A.C. was the Company's independent public accountants for the 2000 fiscal year. The Board of Directors has appointed S.R. Snodgrass, A.C. to be its accountants for the fiscal year ending June 30, 2001, subject to ratification by the Company's stockholders. A representative of S.R. Snodgrass, A.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of S.R. Snodgrass, A.C. as the Company's accountants for the fiscal year ending June 30, 2001.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2001, all stockholder proposals must be submitted to the Secretary at the Company's office, 1015 Commerce Street, Wellsburg, West Virginia 26070, on or before May 30, 2001. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2001 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than August 25, 2001.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, ADVANCE FINANCIAL BANCORP, 1015 COMMERCE STREET, WELLSBURG, WEST VIRGINIA 26070.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/Florence K. McAlpine
                                         ---------------------------------------
                                         Florence K. McAlpine
                                         Corporate Secretary

Wellsburg, West Virginia
September 28, 2000

APPENDIX

                            ADVANCE FINANCIAL BANCORP
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of Advance Financial Bancorp (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities.

         The Committee shall:

          o    Provide  for  an  open  avenue  of  communications   between  the
               independent accountants and the Board and, at least once annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and make recommendations to the Board regarding the selection, appointment or termination of the independent accountants. The independent accountants shall be ultimately accountable to the Board and the Committee, as representatives of shareholders.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o Review and approve the independent accountants' annual engagement letter.

          o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be, modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

Committee Membership

         The membership of the Committee shall be:

          o    appointed by the Board,

          o comprised of a majority of independent directors as defined by the applicable regulatory authorities, and

          o    consist of at least two members.

Committee Meetings

         Meetings will be held as required, but no less than once a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy at least every three years.

Appendix A
----------

--------------------------------------------------------------------------------
                            ADVANCE FINANCIAL BANCORP
                              1015 COMMERCE STREET
                         WELLSBURG, WEST VIRGINIA 26070
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2000
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Advance Financial Bancorp (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Bank's Wintersville office, 805 Main Street, Wintersville, Ohio, on October 24, 2000, at 9:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                          FOR  WITHHELD
                                                          ---  --------

1. The election of directors as nominees listed
   below (except as marked to the contrary):              |_|    |_|

            William B. Chesson
            Stephen M. Gagliardi
            James R. Murphy

   (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)


   -----------------------------------------------------------------------------

                                                          FOR  AGAINST   ABSTAIN
                                                          ---  -------   -------

2. The ratification of the appointment of S.R.
   Snodgrass, A.C., as independent accountants of the
   Company for the fiscal year ending June 30, 2001.      |_|    |_|       |_|


         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 28, 2000 and the 2000 Annual Report.



Dated:                        , 2000
       -----------------------

Please check this box if you are planning to attend the Meeting. |_|


--------------------------------                --------------------------------
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER



--------------------------------                --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------